UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2006

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

SOUTH CAROLINA (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 GERVAIS STREET COLUMBIA, SOUTH CAROLINA (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 1, 2006, SCBT Financial Corporation approved employment agreements and supplemental executive retirement agreements with, and approved a long-term retention and incentive plan that will be applicable to, certain of its executive management team.

The amended and restated employment agreements and supplemental executive retirement agreements are for the following executives:
•	Robert R. Hill, Jr., President and CEO,
•	John C. Pollok, Senior Executive Vice President and COO,
•	Richard C. Mathis, Executive Vice President and CFO,
•	Thomas S. Camp, President and CEO of South Carolina Bank and Trust of the Piedmont, N.A., and
•	Joe E. Burns, Executive Vice President and Chief Credit Officer.

The newly adopted employment agreements and supplemental executive retirement agreements are for the following executives:

•	John F. Windley, Executive Vice President and President of South Carolina Bank and Trust, N.A., and
•	Dane H. Murray, Senior Executive Vice President and Division Head of Low Country and Orangeburg Regions.

Employment Agreements

The agreements employ the executives to serve SCBT in accordance with the terms and conditions set forth in each agreement. The agreements provide for the following:

Term of Employment. Each employment agreement has a term of employment of three years from the effective date of the agreement. On each anniversary date of the effective date of the agreement, the term of the agreement is automatically extended for an additional year unless at least sixty days prior to the anniversary date either party gives the other party written notice of non-renewal.

Reimbursement of Expenses. We will reimburse the executive all reasonable travel and other business related expenses incurred in performing duties under the agreement.

Vacation and Sick Leave. We will provide vacation and sick leave to the executive in accordance with policies and procedures established from time to time.

Employee Benefit Plans. The executive is entitled to participate in the employee benefit plans presently in effect or as these plans may be modified or added from time to time.

Incentive Bonus Plans. The executive is entitled to participate in the incentive bonus plans, applicable to their employment position, in accordance with policies and procedures established from time to time.

Fringe Benefits. We will reimburse the executive for the cost of attending required meetings and conventions and we will cover membership dues to an approved country club. In addition, Robert R. Hill, Jr., John C. Pollok, Thomas S. Camp, John F. Windley, and Dane H. Murray are provided with the use of an automobile.

Termination of Employment

•
Death, Disability, or For Cause - We will provide the executive a base salary and health benefits through the date of termination. Robert R. Hill, Jr. or his estate receives total compensation equal to that earned during the twelve-month period preceding death. In case of disability, Mr. Hill also receives health benefits. If however, his employment is terminated for cause, we will have no further obligation to him.

•
Without Cause - We will provide the executive a base salary and health benefits for a six-month period. Robert R. Hill, Jr. receives total compensation for a twelve-month period. Thomas S. Camp receives base salary and health benefits for a twelve-month period.

•
For Good Reason - We will provide the executive a base salary through the date of termination. If within three years of a change in control, Robert R. Hill, Jr. would receive total compensation and health benefits for a twelve-month period.

Detailed definitions of the terms "cause", "good reason," "total compensation," "change in control" and other terms are contained in the employment agreements, which are filed as exhibits to this Form 8-K.

Change of Control. We will generally make a payment to an executive if (1) the executive's employment is terminated in anticipation of a change of control or (2) during a specified period following a change of control (a) the executive is given a notice of non-renewal by the company or the executive's employment is terminated by the company for any reason other than for death, disability or cause or (b) the executive terminates employment, for any reason other than death or disability, during the thirty-day period immediately following elapse of six months after the change of control or the executive terminates employment for good reason. The payment is calculated as a multiple (see “Payout in Change of Control Situation” in the table below) of the executive’s total compensation figure.

Non-compete. The period of non-compete for the executive runs during the period of employment and for a designated period of time following termination of employment. If the executive is found to violate the covenants contained in the agreement, the non-compete period will be extended for a period equal to the amount of time the executive is found to have been in non-compliance. If Robert R. Hill, Jr. is terminated for cause according to his agreement, the non-compete period will end twelve-months, rather than twenty four months, after the date of termination.

The following table outlines certain differences between each agreement:

Name	Base Salary	Payout in Change of Control Situation	Non-Compete Period in Months

Robert R. Hill, Jr.	$300,000	.99 times	24
John C. Pollok	205,000	two and one-half times	24
Richard C. Mathis	178,300	two times	12
Thomas S. Camp	182,250	three times	18
Joe E. Burns	162,750	two times	12
John F. Windley	195,000	two times	18
Dane H. Murray	170,000	one times	12

Each employment agreement is deemed effective as of September 1, 2006 other than the agreement with Mr. Hill, which is deemed effective as of May 1, 2006.

In the event that any amounts or benefits paid to Mr. Hill or Mr. Pollok are subject to the excise tax imposed under Section 4999 of the Code, we will pay such executive an additional amount to compensate them for that tax liability and for any income taxes that are payable by the executive as a result of the company reimbursing the executive for such taxes. Each of the other employment agreements provides that the executive agrees to reduce the aggregate amount of any payments or benefits that constitute "parachute payments" under Section 280G of the Code to the extent necessary so that such payments and benefits do not exceed 2.99 times the executive's "base amount" (and therefore should not be subject to the excise tax imposed by Section 4999).

The Employment Agreements are attached as Exhibits 10.1 - 10.7 and are incorporated by reference herein.

Supplemental Executive Retirement Agreement

The agreements provide for a supplemental executive retirement benefit payout under one of four scenarios. An early retirement benefit, as a fifth scenario, is provided for two of the executives. For the amended and restated agreements, a twenty-year distribution period is used in the calculation of the normal retirement benefit, early termination benefit, disability benefit, and change in control benefit. A fifteen-year distribution period is used in the calculation for the newly adopted agreements.

Each supplemental executive retirement agreement is deemed effective as of July 1, 2006.

Normal Retirement Benefit. Upon the normal retirement date, we will distribute to the executive a normal retirement benefit. The annual benefit is equal to the base benefit amount multiplied by the applicable performance ratio distributed to the executive following the normal retirement date.

Early Termination Benefit. Upon early termination, we will distribute to the executive an early termination benefit. The annual benefit is equal to the current benefit level, determined as of the end of the plan year immediately preceding the executive’s early termination, multiplied by the applicable performance ratio, multiplied by the applicable vesting percentage. Vesting follows one of two schedules depending on whether the agreement has been amended and restated or newly adopted.

The amended and restated agreements follow the vesting schedule below:

Date Ranges	Vesting

Jul 1, 2006 – Dec 30, 2006	30%
Dec 31, 2006 – Dec 30, 2007	40%
Dec 31, 2007 – Dec 30, 2008	50%
Dec 31, 2008 – Dec 30, 2009	60%
Dec 31, 2009 – Dec 30, 2010	70%
Dec 31, 2010 – Dec 30, 2011	80%
Dec 31, 2011 – Dec 30, 2012	90%
Dec 31, 2012 or Later	100%

The newly adopted agreements follow the vesting schedule below:

John F. Windley		Dane H. Murray

Date Ranges	Vesting	Date Ranges	Vesting

Jul 1, 2006 – Jun 29, 2007	0%	Jul 1, 2006 – Jun 29, 2007	0%
Jun 30, 2007 – Jun 29, 2008	10%	Jun 30, 2007 – Jun 29, 2008	10%
Jun 30, 2008 – Jun 29, 2009	20%	Jun 30, 2008 – Jun 29, 2009	20%
Jun 30, 2009 – Jun 29, 2010	30%	Jun 30, 2009 – Jun 29, 2010	30%
Jun 30, 2010 – Jun 29, 2011	40%	Jun 30, 2010 – Jun 29, 2011	40%
Jun 30, 2011 – Jun 29, 2012	50%	Jun 30, 2011 – Jun 29, 2012	50%
Jun 30, 2012 – Jun 29, 2013	60%	Jun 30, 2012 – Jun 29, 2013	60%
Jun 30, 2013 – Jun 29, 2014	70%	Jun 30, 2013 – Jun 29, 2014	70%
Jun 30, 2014 – Jun 29, 2015	80%	Jun 30, 2014 – Jul 21, 2014	80%
Jun 30, 2015 – Jun 29, 2016	90%	Jul 22, 2014 or Later	100%
Jun 30, 2016 or Later	100%

Disability Benefit. If the executive experiences disability that results in a separation from service prior to the normal retirement age, we will distribute to the executive a disability benefit. The annual benefit is equal to 100% of the current benefit level, determined as of the end of the plan year immediately preceding the executive’s separation from service multiplied by the applicable performance ratio.

Change in Control Benefit. Upon a change in control followed by a separation from service, we will distribute to the executive a change in control benefit. We will establish a domestic grantor trust used exclusively for the funding of the benefit. The benefit is the base benefit amount.

Early Retirement Benefit. The agreements for Richard C. Mathis and Thomas S. Camp also provide an early retirement benefit. For these executives, early retirement can be achieved at age 62 with a benefit distribution period of 20 years. The annual benefit is equal to 100% of the current benefit level, determined as of the end of the plan year immediately preceding the executive’s early retirement, multiplied by the applicable performance ratio.

Certain Limitations. The benefits payable under the supplemental executive retirement agreements are generally not payable if the executive is terminated for cause, removed by a federal banking agency pursuant to a specified section of the Federal Deposit Insurance Act, or violates a non-compete provision contained in the agreement.

Detailed definitions of the terms "cause", "change in control," "separation from service" and other terms are contained in the Supplemental Executive Retirement Agreements, which are filed as exhibits to this Form 8-K.

The following table outlines certain differences between each agreement:

Name	Normal Retirement Age	Base Benefit Amount	Current Benefit Level	Distribution At Death

Robert R. Hill, Jr.	60	$185,000	$84,432	$625,000
John C. Pollok	60	165,000	78,316	500,000
Richard C. Mathis	65	65,000	45,668	250,000
Thomas S. Camp	65	50,000	33,778	250,000
Joe E. Burns	65	50,000	30,029	250,000
John F. Windley	65	50,000	32,479	250,000
Dane H. Murray	65	12,000	8,768	150,000

The Supplemental Executive Retirement Agreements are attached as Exhibits 10.8 - 10.14 and are incorporated by reference herein.

Long-Term Retention and Incentive Plan

We have adopted a long-term retention and incentive plan for certain key officers and employees as designated at the discretion of the Compensation Committee of the Board of Directors. The plan describes the terms pursuant to which we plan to issue stock options and restricted stock to key officers and employees. The plan does not itself create any rights on behalf of any officer or employee to receive stock options or restricted stock. The plan contemplates equity awards in the form of stock options and performance-vested restricted stock, which awards will be granted under our 2004 Stock Incentive Plan. The granting of equity awards is expected to be performance driven, based on EPS growth and asset growth. Each stock option award will generally vest in equal amounts over four years, based on the participant’s continuous service through each vesting date. Restricted stock awards will vest at the end of the fourth year after the date of the grant. Stock option and restricted stock agreements, the terms of which will govern the applicable grant, will be entered into in connection with any equity award granted as contemplated by the long-term retention and incentive plan. A copy of the 2006 Long-Term Retention and Incentive Plan is attached as Exhibit 10.15 and incorporated by reference herein.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) reputation risk that adversely effects earnings or capital arising from negative public opinion; and (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement for Robert R. Hill, Jr.
10.2	Amendment to Employment Agreement for John C. Pollok
10.3	Amendment to Employment Agreement for Richard C. Mathis
10.4	Amendment to Employment Agreement for Thomas S. Camp
10.5	Amendment to Employment Agreement for Joseph E. Burns
10.6	Employment Agreement for John F. Windley
10.7	Employment Agreement for Dane H. Murray
10.8	Amended and Restated Supplemental Executive Retirement Agreement for Robert R. Hill, Jr.
10.9	Amended and Restated Supplemental Executive Retirement Agreement for John C. Pollok
10.10	Amended and Restated Supplemental Executive Retirement Agreement for Richard C. Mathis
10.11	Amended and Restated Supplemental Executive Retirement Agreement for Thomas S. Camp
10.12	Amended and Restated Supplemental Executive Retirement Agreement for Joseph E. Burns
10.13	Supplemental Executive Retirement Agreement for John F. Windley
10.14	Supplemental Executive Retirement Agreement for Dane H. Murray
10.15	2006 Long-Term Retention and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: November 7, 2006	/s/ Richard C. Mathis
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement for Robert R. Hill, Jr.
10.2	Amendment to Employment Agreement for John C. Pollok
10.3	Amendment to Employment Agreement for Richard C. Mathis
10.4	Amendment to Employment Agreement for Thomas S. Camp
10.5	Amendment to Employment Agreement for Joseph E. Burns
10.6	Employment Agreement for John F. Windley
10.7	Employment Agreement for Dane H. Murray
10.8	Amended and Restated Supplemental Executive Retirement Agreement for Robert R. Hill, Jr.
10.9	Amended and Restated Supplemental Executive Retirement Agreement for John C. Pollok
10.10	Amended and Restated Supplemental Executive Retirement Agreement for Richard C. Mathis
10.11	Amended and Restated Supplemental Executive Retirement Agreement for Thomas S. Camp
10.12	Amended and Restated Supplemental Executive Retirement Agreement for Joseph E. Burns
10.13	Supplemental Executive Retirement Agreement for John F. Windley
10.14	Supplemental Executive Retirement Agreement for Dane H. Murray
10.15	2006 Long-Term Retention and Incentive Plan